Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

VFS US LLC

8003 Piedmont Triad Pkwy

Greensboro, North Carolina 27409

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Volvo Financial Services, a division of VFS US LLC (the “Company,” as the engaging party) as managing member of Volvo Financial Equipment Holding LLC, Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., and Credit Agricole Securities (USA) Inc. who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures regarding the accuracy of certain attributes of a sample of the collateral assets to be included in the Transaction with respect to Volvo Financial Equipment LLC, Series 2026-2 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties requested that PwC randomly select a sample of 100 equipment receivable assets (the “Sample Assets”, as defined below) from the Initial Asset List (as defined below) and perform the agreed upon procedures on the Sample Assets, which the Company represented will be included in the final pool of assets to be sold as part of the Transaction. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

www.pwc.com/us	PricewaterhouseCoopers LLP 601 South Figueroa Street, Los Angeles, CA 90017 T: (213) 356-6000

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•	The existence of the assets or collateral securing such assets;

•	The rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Company; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction. The procedures performed and results thereof are described below.

The following definitions, unless otherwise indicated, will be adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to July 31, 2026.

•	The phrase "Initial Asset List” refers to a detailed listing of 5,657 assets provided to us by the Company on August 6, 2026 in an Excel document titled “VFET 2026-2 Asset List (sent 08.06.2026).xlsx” which the Company represents includes the “Asset IDs” to be included in the Transaction as of the Cut-off Date.

•	The phrase “Loan Data Tape” refers to a detailed listing of 5,657 assets provided to us by the Company on August 10, 2026 in an Excel document titled “VFET 2026-2 Final Data Tape (sent 08.10.2026).xlsx”, which the Company represents includes certain attributes related to the assets as of the Cut-off Date.

•	The phrase “Sample Assets” refers to a sample of 100 assets randomly selected by PwC from the Initial Asset List. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Loan Data Tape based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2026-2 August 31, 2026 Page 3 of 8

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and/or documents related to the Sample Assets:

Electronic versions of, or access to, various files or collections of documentation including the following as applicable (the “Loan File”):

1.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

2.	Borrower contract, including any modification agreements (as applicable), represented by one of the following documents, as applicable (the “Equipment Receivables Note”):

•	Secured Promissory Note,
•	Credit and Sales Contract,
•	Direct Loan Contract,
•	Master Loan and Security Agreement, or
•	End of Term Promissory Note

3.	Security of Perfection Document, represented by one of the following documents:

•	UCC Financing Statement,
•	Application for Title,
•	or the Certification of Titling

4.	Contract management system screens from the Company’s Infolease system.

5.	Infolease screenshot containing equipment type codes (the “Asset Code Mapping File”).

Our comparisons with respect to the Sample Assets were made using electronic versions of the Equipment Receivables Note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

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II.	Procedures to be Performed

1)	For each Sample Asset, we compared the attributes specified in the table below (the “Specified Attributes”) as set forth in the Loan Data Tape, to the corresponding information contained in the Loan File:

	Specified Attribute	Loan Data Tape Field	Primary Source File
a.	Loan Identification Number	Asset ID	“Asset ID” field on the Company contract management system screens (Infolease – ASSET.01)
b.	Borrower Mailing State	crARState

Equipment Receivables Note

As instructed by the Company, if the Borrower Mailing State is not listed on the Equipment Receivables Note or the state listed on the Equipment Receivables Note does not agree to the Loan Data Tape, then we used the state noted in the “Address(es) of Location(s) of Primary Domicile or Garage of Equipment ” or “Address where Equipment will be located” fields of the Equipment Receivables Note, or one of the following documents was provided:

•      Customer Invoice

•      Credit Application, or

•      Affidavit of Out-of-State Execution, or

•       "Customer Name/Address" field on the VFS US LLC contract management screen (InfoLease - CMAINT.00).

For 2 Sample Assets, the Customer Invoice was utilized for the State attribute.

For 2 Sample Assets, the InfoLease - CMAINT.00 screen was utilized for the State attribute.

c.	Contract Date	crBookingDate	“Booking Date” field on the VFS US LLC contract management system screens (Infolease – CMAINT.03)
d.	Original Principal Balance	crOriginalCost

“Gross Equip Cost” field on VFS US LLC contract management system screens (Infolease – CMAINT.03)

As instructed by the Company, the Original Principal Balance was considered to be in agreement if the difference was less than $1.

As instructed by the Company for the disposal of equipment collateral related to Sample Assets, if the Original Principal Balance listed on the VFS US LLC contract management system screens (Infolease – CMAINT.03) does not agree to the Loan Data Tape, then we recalculated Original Principal Balance using the sum of the “Gross Equip Cost” field and “Asset Cost” field from VFS US LLC contract management system screens (Infolease – CMAINT.03 and Infolease - CMAINT.ASSET respectively).

As Instructed by the Company, for Sample Asset #27, we used the Error and Omission Letter reflecting an updated Original Principal Balance of $522,568. The VFS US LLC contract management system screens (Infolease – CMAINT.03) provided by the Company had an Original Principal Balance of $495,473.70.

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	Specified Attribute	Loan Data Tape Field	Primary Source File
e.	Original Loan Term	crOriginalTerm	“Contract Term” field on the VFS US LLC contract management system screens (Infolease – CMAINT.03).
f.	Equipment Type	mtEquipmentDesc

“Asset Code” field on the VFS US LLC contract management system screens (Infolease – ASSET.01).

As instructed by the Company, the Asset Code Mapping File was used to map the Asset Code field from the Infolease screens to the mtEquipmentDesc field listed in the Loan Data Tape.

g.	New or Used	mtNewUsed	“New/Used Code” field on the VFS US LLC contract management system screens (Infolease – ASSET.01)
h.	Balloon Amount	crResidualAmount

The Variable Payment screen from VFS US LLC contract management system screens (Infolease – CMAINT.07).

As instructed by the Company, the Balloon Amount will be considered to be the last payment shown on the Variable Payments screen that is greater than or equal to double the monthly periodic payments due prior to the final payment.

If there is no balloon payment the CMAINT.00 screenshot was utilized. The following message appeared on CMAINT.00: “Variable Payment flag is not set on the Contract Invoice Data Screen.”

In the event of a disposal of an asset associated with the contract prior to the Cut-off Date (which was not applicable for any Sample Assets as there were no disposal related to Sample Assets), the Company instructed us to recalculate the Balloon Payment for the contract based on the balloon payment (obtained from the VFS US LLC contract management system screens Infolease – CMAINT.07) multiplied by a ratio which is equal to:

a) the Original Principal Balance for all assets associated with the contract less the original principal balance of the disposed asset, divided by

b) the Original Principal Balance for all assets associated with the contract.

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	Specified Attribute	Loan Data Tape Field	Primary Source File
i.	Payment Frequency	crPaymentFrequency

The Variable Payment field from VFS US LLC contract management system screens (Infolease – CMAINT.04).

Per instruction from the Company, we utilized the existence of a balloon payment and payment history for the Sample Asset (using the below mentioned order for the payment frequency criteria) to determine the Payment Frequency for the Sample Asset.

Variable Payment Field	Payment Frequency Criteria	Payment Frequency
N		Monthly
Y	Balloon payment exists.	Monthly
Y	No balloon payment and intermittent zero payments or uneven payments noted.	Non-Monthly
Y	No intermittent zero payments noted.	Monthly

j.	Model Year	mtModelYear	The Security of Perfection Document.
k.	Credit Grade	crCreditGrade	“Credit Score” field on the VFS US LLC contract management system screens (Infolease – CMAINT.02).

We noted no exceptions with respect to procedure 1.

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2)	For each Sample Asset, we observed whether each Loan File contained the following documents and/or information:

•	We observed the Company’s lien on the equipment collateral on the Security of Perfection Document and compared the name of the lienholder on the Security of Perfection Document to the Company’s name or an acceptable variation. Per the Company, an acceptable variation is either (i) VFS US LLC or (ii) VFS LEASING CO.

•	We observed insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form.

•	We observed a signature on the Equipment Receivables Note. We did not verify the authenticity of the signature on the Equipment Receivables Note.

We noted no exceptions with respect to procedure 2.

The procedures above did not include reading of the Loan Files in their entirety. Such procedures will be limited to a comparison of the attributes enumerated above.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

August 31, 2026